EXHIBIT 99.1
                                                                    ------------



                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. ss.1350, I, the undersigned President (principal executive officer) of j2 Global Communications, Inc. (the "Company"), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Scott M. Jarus
                                           -----------------------------
                                           Scott M. Jarus
                                           President
                                           (Principal Executive Officer)



Dated: November 7, 2002